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                                                                      EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32875) of Johnson & Johnson of our report dated June 24, 2005 relating to the financial statements of the Johnson & Johnson Retirement Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
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Florham Park, New Jersey
June 24, 2005